UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2019

TEO FOODS INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-226801 (Commission File Number)	47-1209532 (I.R.S. Employer Identification No.)

455 45th Street, Suite 102 San Diego CA (Address of principal executive offices)	92114 (Zip Code)

Registrant’s telephone number, including area code: (619) 758-1973

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[x] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01.	Completion of Acquisition or Disposition of Assets.

 On January 31, 2019, TEO Foods Inc. (the “Company”) executed Amendment 2 to the Stock Purchase Agreement between NERYS USA Inc. and TEO Foods, Inc. The Company issued the closing payments consisting of a $562,000 promissory note and 11,250,000 common shares to Nerys USA, Inc.

Pursuant to the terms of the purchase agreement the Company now owns Commercial Targa S.A. De C.V. ("Targa") as a wholly owned subsidiary. Targa is located in Tijuana Mexico and produces and sells its own brands of products in Mexico which includes the NERYS line of imported California cheese products, frozen pizzas, various pasta meals and other products sold in the major stores such as Walmart, 7 eleven, Soriana, OXXO and others.

The Company incorporates by reference Exhibit 10.5 Stock Purchase Agreement between NERYS USA Inc. and TEO Foods, Inc effective July 30, 2018 filed with our registration statement on Form S-1 as amended filed October 11, 2018.

The Company includes with this Current Report on Form 8-K as Exhibit 10.1 Stock Purchase Agreement between NERYS USA Inc. and TEO Foods, Inc., Amendment 2, executed January 31, 2019.

Item 9.01.	Financial Statements an Exhibits

 (a) Financial statements of businesses acquired.

The Company will file the required financial statements by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this initial report. The Company expects to have completed preparation of the financial information and file an amended Current Report on Form 8-K on or before February 22, 2019.

(b) Pro forma financial information.

The Company will file the required Pro forma financial information by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this initial report. The Company expects to have completed preparation of the financial information and file an amended Current Report on Form 8-K on or before February 22, 2019.

(d)    Exhibits

Exhibit Number	Description

10.1	Stock Purchase Agreement between NERYS USA Inc. and TEO Foods, Inc., Amendment 2 executed January 31, 2019

The Company incorporates by reference Exhibit 10.5 Stock Purchase Agreement between NERYS USA Inc. and TEO Foods, Inc effective July 30, 2018 filed with our registration statement on form S-1 as amended filed October 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEO Foods Inc.

Date:	February 6, 2019	By:	/s/ Jeffrey H Mackay
Jeffrey H. Mackay
CEO